UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 7, 2018

tronc, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36230	38-3919441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 North Michigan Avenue

Chicago, Illinois 60611

(Address of Principal Executive Offices)

312-222-9100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 7, 2018, tronc, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Agreement”), by and between the Company and Nant Capital, LLC (“Buyer”), pursuant to which the Company will sell the Los Angeles Times, The San Diego Union-Tribune and various other titles in the Company’s California news group (the “Portfolio”) to Buyer for an aggregate purchase price of $500 million in cash, plus the assumption of $90 million in unfunded pension liabilities (the “Transaction”).  The Buyer has received an equity commitment from Dr. Patrick Soon-Shiong for the full amount of the cash purchase price.

The Transaction has been unanimously approved by the board of directors of the Company.

The Company will retain certain liabilities associated with the Portfolio.  The Transaction, which is expected to close in the late first quarter or early second quarter of 2018, is subject to customary closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Agreement contains other provisions, covenants, representations and warranties made by the Company and Buyer that are typical in transactions of this size, type and complexity.  In addition, the Agreement provides that the parties will indemnify each other for breaches of these representations, warranties and covenants, subject to certain limitations, and for certain other matters.

At the Closing, the Company and Buyer will enter into a transition services agreement providing for up to twelve months of transition services between the parties.

The representations and warranties made by the Company and Buyer in the Agreement are to, and solely for the benefit of, each other. The assertions embodied in the representations and warranties contained in the Agreement are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Agreement. While the Company does not believe that these disclosure schedules contain information that the securities laws require the parties to publicly disclose, other than information that has already been so disclosed, they do contain information that modifies, qualifies and creates exceptions to the representations and warranties of the parties set forth in the Agreement. Investors should not rely on the representations and warranties in the Agreement as characterizations of the actual state of facts about the Company or Buyer because they were only made as of the date of the Agreement and are modified in important part by the underlying disclosure schedules. Moreover, certain representations and warranties in the Agreement were used for the purpose of allocating risk between the Company and Buyer rather than establishing matters as fact. Information concerning the subject matter of the representations and warranties may have changed since the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) and (c)  On February 7, 2018, the Company announced that, effective immediately, Ross Levinsohn has been appointed to the position of Chief Executive Officer of Tribune Interactive, LLC. Also effective February 7, 2018, Mr. Levinsohn stepped down as Publisher and Chief Executive Officer of the Los Angeles Times.

Item 7.01.  Regulation FD Disclosure

On February 7, 2018, the Company issued a press release announcing the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Current Report on Form 8-K

Exhibit Number	Description

2.1	Membership Interest Purchase Agreement, dated as of February 7, 2018, by and among the Company and Nant Capital, LLC.*

99.1	Press Release, dated February 7, 2018.

*                                         Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. tronc, Inc. will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “continue,” “business outlook,” “estimate,” “outlook,” or similar expressions constitute forward-looking statements. Differences in tronc, Inc.’s actual results from those described in these forward-looking statements may result from actions taken by tronc, Inc. as well as from risks and uncertainties beyond tronc, Inc.’s control. These risks and uncertainties include the benefits of the proposed Transaction; the expected timing for completing the Transaction; competition and other economic conditions including fragmentation of the media landscape and competition from other media alternatives; changes in advertising demand, circulation levels and audience shares; tronc, Inc.’s ability to develop and grow its online businesses; tronc, Inc.’s reliance on revenue from printing and distributing third-party publications; changes in newsprint prices; macroeconomic trends and conditions; tronc, Inc.’s ability to adapt to technological changes; tronc, Inc.’s ability to realize benefits or synergies from acquisitions or divestitures or to operate its businesses effectively following acquisitions or divestitures; tronc, Inc.’s success in implementing expense mitigation efforts; tronc, Inc.’s reliance on third-party vendors for various services; adverse results from litigation, governmental investigations or tax-related proceedings or audits; tronc, Inc.’s ability to attract and retain employees; tronc, Inc.’s ability to satisfy pension and other postretirement employee benefit obligations; changes in accounting standards; the effect of labor strikes, lockouts and labor negotiations; regulatory and judicial rulings; tronc, Inc.’s indebtedness and ability to comply with debt covenants applicable to its debt facilities; tronc, Inc.’s ability to satisfy future capital and liquidity requirements; tronc, Inc.’s ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms; and other events beyond tronc, Inc.’s control that may result in unexpected adverse operating results. tronc, Inc.’s actual results could also be impacted by the other risks detailed from time to time in its publicly filed documents, including in Item 1A (Risk Factors) of its most recent Annual Report on Form 10-K, in its Quarterly Report on Form 10-Q and in other reports filed with the Securities and Exchange Commission. tronc, Inc. undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

EXHIBIT INDEX

Exhibit Number	Description

2.1	Membership Interest Purchase Agreement, dated as of February 7, 2018, by and among the Company and Nant Capital, LLC.*

99.1	Press Release, dated February 7, 2018.

*                                         Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. tronc, Inc. will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

TRONC, INC.

Date:	February 7, 2018	By:	/s/ Julie K. Xanders
		Name:	Julie K. Xanders
		Title:	Executive Vice President, General Counsel & Secretary